Exhibit 99.1

Contact:	Dan Turner
302-996-8372
daniel.a.turner@dupont.com

DuPont Completes Spin-off of The Chemours Company
Advances Transformation to Higher Growth, Higher Value, Global Science & Innovation Company

WILMINGTON, Del., July 1, 2015 - Today DuPont announced it has completed the separation of its Performance Chemicals segment through the spin-off of The Chemours Company (Chemours). Chemours begins “regular way” trading today on the New York Stock Exchange (NYSE) under the symbol “CC”. Today DuPont common stockholders receive one share of common stock of Chemours for every five shares of DuPont common stock they held at 5:00 p.m. ET on June 23, 2015. DuPont common stockholders will receive cash in lieu of fractional shares of Chemours.
“Today’s successful spin-off advances DuPont’s transformation to a higher growth, higher value, global science and innovation company,” said DuPont Chair and Chief Executive Officer Ellen Kullman. “We are now fully focused on markets where our science gives the company a distinct competitive advantage, enabling DuPont to drive higher, more stable growth.
“The next generation DuPont is leaner and more efficient, better able to capitalize on key capabilities that help solve major global challenges and enable our customers to provide plentiful, healthier food; renewably sourced advanced materials; ample energy; better infrastructure and transportation,” said Kullman. “As we move forward, we are committed to continuing to execute our strategy to deliver value for shareholders today, while positioning DuPont for a successful future.”
DuPont (NYSE: DD) has been bringing world-class science and engineering to the global marketplace in the form of innovative products, materials, and services since 1802. The company believes that by collaborating with customers, governments, NGOs, and thought leaders we can help find solutions to such global challenges as providing enough healthy food for people everywhere, decreasing dependence on fossil fuels, and protecting life and the environment.

Forward Looking Statements: This document contains forward-looking statements which may be identified by their use of words like “plans,” “expects,” “will,” “believes,” “intends,” “estimates,” “anticipates” or other words of similar meaning.  All statements that address expectations or projections about the future, including statements about the company's strategy for growth, product development, regulatory approval, market position, anticipated benefits of recent acquisitions, timing of anticipated benefits from restructuring actions, outcome of contingencies, such as litigation and environmental matters, expenditures and financial results, are forward looking statements. Forward-looking statements are not guarantees of future performance and are based on certain assumptions and expectations of future events which may not be realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond the company’s control. Some of the important factors that could cause the company’s actual results to differ materially from those projected in any such forward-looking statements are: fluctuations in energy and raw material prices; failure to develop and market new products and optimally manage product life cycles; ability to respond to market acceptance, rules, regulations and policies affecting products based on biotechnology; significant litigation and environmental matters; failure to appropriately manage process safety and product stewardship issues; changes in laws and regulations or political conditions; global economic and capital markets conditions, such as inflation, interest and currency exchange rates; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, weather events and natural disasters; ability to protect and enforce the company's intellectual property rights; successful integration of acquired businesses and separation of underperforming or non-strategic assets or businesses, including timely realization of the expected benefits from the separation of Performance Chemicals. The company undertakes no duty to update any forward-looking statements as a result of future developments or new information.

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7/1/15

E. I. du Pont de Nemours and Company